UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
July 11, 2023

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact name of registrant specified in its charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (716)
633-1850

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LSI	The New York Stock Exchange
Life Storage LP

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Life Storage, Inc.:
Emerging Growth Company ☐
Life Storage LP:
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc. ☐
Life Storage LP ☐

Item 8.01.	Other Events.
As previously disclosed, on April 2, 2023, Life Storage, Inc. (“Life Storage”) and Life Storage OP (“Life Storage OP” and, together with Life Storage, the “Life Storage Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Extra Space Storage Inc., a Maryland corporation (“Extra Space”), Extra Space Storage LP, a Delaware limited partnership (“Extra Space OP”), Eros Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space (“Extra Space Merger Sub”) and Eros OP Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space OP (“Extra Space OP Merger Sub” and, together with Extra Space, Extra Space OP and Extra Space Merger Sub, the “Extra Space Parties”), as amended on May 18, 2023. The Merger Agreement provides for, subject to the terms and conditions thereof, the combination of Life Storage and Extra Space through a series of transactions including, among others, (i) a merger of Extra Space Merger Sub with and into Life Storage, with Life Storage continuing as the surviving entity and a wholly owned subsidiary of Extra Space (the “Company Merger”) and (ii) a merger of Extra Space OP Merger Sub with and into Life Storage OP, with Life Storage OP continuing as the surviving entity and a wholly owned indirect subsidiary of Extra Space OP (the “Partnership Merger” and, together with the Company Merger, the “Mergers”).
In connection with the Mergers, Extra Space filed a registration statement on Form
S-4
(333-272152)
(as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). On June 6, 2023, the Registration Statement was declared effective by the SEC. On June 6, 2023, Life Storage and Extra Space filed a joint proxy statement/prospectus with respect to the special meetings of stockholders of Life Storage and Extra Space which has been disseminated to Life Storage stockholders and Extra Space stockholders (the “Joint Proxy Statement/Prospectus”).
Since the initial filing of the Registration Statement, five purported holders of Life Storage common stock filed substantially similar complaints against Life Storage and the members of the Life Storage board of directors in the United States District Court for the Southern District of New York. The complaints are captioned as follows:
Tanner v. Life Storage, Inc. et al.
, No.
1:23-cv-04728
(filed June 5, 2023);
O’Dell v. Life Storage, Inc. et al.
, No.
23-cv-4878
(filed June 9, 2023);
Gallaher v. Life Storage, Inc. et al.
, No.
1:23-cv-04871
(filed June 9, 2023);
Finger v. Life Storage, Inc. et al.,
No.
1:23-cv-05071
(filed June 15, 2023); and
Ballard v. Life Storage, Inc. et al.,
No
1:23-cv-05088
(filed June 16, 2023) (collectively, the “Actions”). The complaints in the Actions allege that Life Storage and the Life Storage board of directors violated federal securities laws by omitting or misstating material information in the Joint Proxy Statement/Prospectus, rendering the Joint Proxy Statement/Prospectus materially deficient. The plaintiffs in the Actions seek, among other things, (i) to enjoin the transaction until the alleged deficiencies in the Joint Proxy Statement/Prospectus are corrected, and (ii) attorneys’ and experts’ fees and costs in connection with the lawsuit.
The defendants believe that the Actions are without merit. The defendants deny that any further disclosure beyond that already contained in the Joint Proxy Statement/Prospectus is required under applicable law to supplement the Joint Proxy Statement/Prospectus. Nonetheless, to avoid the risk that the Actions may delay or otherwise adversely affect the consummation of the Mergers and to minimize the expense of defending such Actions, the defendants are making the following supplemental disclosures (the “litigation-related supplemental disclosures”) to the Joint Proxy Statement/Prospectus. Nothing in this Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.
* * * * * * * * * * * *
SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS
The litigation-related supplemental disclosures contained below supplement the Joint Proxy Statement/Prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus, which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information Extra Space and Life Storage file with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Joint Proxy Statement/Prospectus. All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the

Joint Proxy Statement/Prospectus. New text within restated language from the Joint Proxy Statement/Prospectus is highlighted with bold
,
underlined text
and removed language within restated language from the Joint Proxy Statement/Prospectus is indicated by
~~strikethrough text~~
. Without admitting in any way that the disclosures below are material or otherwise required by law, Life Storage and Extra Space make the following litigation-related supplemental disclosures:
The section of the Joint Proxy Statement/Prospectus entitled “The Mergers—Background of the Mergers” is amended and supplemented as follows:

1.	The following supplemental disclosure replaces in its entirety the second full paragraph on page 49 of the Joint Proxy Statement/Prospectus:
On December 28, 2022, the Life Storage board held a meeting to discuss the unsolicited request by Public Storage that the parties engage in further discussions regarding a potential acquisition of Life Storage by Public Storage. Members of Life Storage management and representatives of Wells Fargo, which had provided various financial advisory and financing services to Life Storage in the past, were present. Also present were representatives of Phillips Lytle, which serves as regular outside counsel to Life Storage, and representatives of Hogan Lovells, which had represented Life Storage on prior significant transactions. A representative of Hogan Lovells discussed with the Life Storage board the directors’ fiduciary duties and certain other legal matters in the context of considering an unsolicited proposal for a potential business combination transaction under Maryland law. Mr. Barberio summarized the telephonic discussions with Public Storage representatives and the request by Public Storage for further discussions regarding a proposed acquisition of Life Storage by Public Storage. The Life Storage board then discussed with its legal and financial advisors and Life Storage management the Public Storage request as well as, among other things, Life Storage’s performance relative to its strategic plan and its prospects for continued successful execution of such strategic plan. Following such discussion, the Life Storage board unanimously determined that Life Storage would not pursue further discussions with Public Storage with respect to Public Storage’s acquisition proposal. The Life Storage board instructed Life Storage management to send a written response to Public Storage informing it of the Life Storage board’s determination.
The Life Storage board did not create a committee of independent directors to evaluate the Public Storage proposal because the Life Storage board determined that the proposal did not create any conflicts of interests with members of the Life Storage board.

2.	The following supplemental disclosure replaces in its entirety the third full paragraph on page 51 of the Joint Proxy Statement/Prospectus:
In addition, in light of the public nature of the PSA February 5th Proposal, the Life Storage board determined to formally engage additional outside legal and financial advisors at that time and authorized the engagement of Quinn Emanuel Urquhart & Sullivan as special litigation counsel and BofA Securities, which had provided various financing services to Life Storage in the past, as an additional outside financial advisor.
The Life Storage board determined to engage multiple financial advisors to ensure that its response to the PSA February 5th Proposal and any subsequent discussions regarding a potential transaction were informed by rigorous and thorough consideration.

3.	The following supplemental disclosure replaces in its entirety the third full paragraph on page 53 of the Joint Proxy Statement/Prospectus:
On March 13, 2023, the Life Storage board held a meeting, at which members of Life Storage management and representatives of Wells Fargo, BofA Securities, Hogan Lovells and Phillips Lytle were present. Mr. Barberio and representatives of Wells Fargo and BofA Securities provided an update on discussions with each of Public Storage and Extra Space and the diligence review that was underway with each potential counterparty.
The Life Storage board did not create a committee of independent directors to evaluate any Extra Space proposal because the Life Storage board determined that a potential transaction with Extra Space did not create any conflicts of interests with members of the Life Storage board.
Mr. Saffire updated the Life Storage board regarding his discussions with the chief executive officer of Party A. Messrs. Barberio and Saffire and representatives of Wells Fargo and BofA Securities also noted that various inquiries had been received from private capital sources regarding such parties’ interest in participating in an ancillary role in a strategic or other transaction but that none had expressed an interest in presenting an acquisition proposal. Alexander Gress, Chief Financial Officer of Life Storage, reviewed with the Life Storage board the company’s
5-year
financial forecasts and the key underlying assumptions and various factors that could affect the company’s performance relative to such forecasts. After discussion, the Life Storage board authorized and directed its financial advisors to use the
5-year
financial forecasts for the purposes of their fairness opinions and related analyses to provide the
5-year
financial forecast to Public Storage, Extra Space and other potential counterparties. See the section entitled “
The Mergers
—
Certain Life Storage Unaudited Prospective Financial Information
” beginning on page 99 of this joint proxy statement/prospectus.

4.	The following supplemental disclosure replaces in its entirety the fifth full paragraph on page 55 of the Joint Proxy Statement/Prospectus:
Also on March 16, 2023, Messrs. Barberio and Saffire met in Atlanta, Georgia with Messrs. Woolley and Margolis to discuss Extra Space’s interest in a potential strategic transaction with Life Storage and the potential merits and challenges of such a transaction. Mr. Woolley noted that the Extra Space board had authorized Extra Space to move forward with the negotiation of a potential transaction with Life Storage. During these discussions, Messrs. Woolley and Margolis made an oral proposal for Extra Space to acquire all of the outstanding shares of Life Storage common stock in a stock-for-stock
tax-free
transaction at an exchange ratio of 0.835 of a share of Extra Space common stock for each share of Life Storage common stock. Mr. Barberio requested that Extra Space present any acquisition proposal in writing so that Mr. Barberio could provide the proposal to the Life Storage board for consideration
.
As reflected below, negotiations regarding Extra Space’s acquisition proposal did not involve discussions of post-transaction employment for any member of Life Storage management.
The section of the Joint Proxy Statement/Prospectus entitled “The Mergers—Opinions of Life Storage’s Financial Advisors” is amended and supplemented as follows:

1.	The following supplemental disclosure replaces in its entirety the disclosure under the heading “Life Storage Financial Analyses” beginning on page 82 of the Joint Proxy Statement/Prospectus:
Life Storage Selected Public Companies Analysis.
Wells Fargo Securities reviewed certain data for selected companies with publicly traded equity securities that Wells Fargo Securities deemed relevant. None of the selected companies used in Wells Fargo Securities’ analyses is identical to Life Storage. The selected companies were selected by Wells Fargo Securities because they were deemed by Wells Fargo Securities to be similar to Life Storage in one or more respects, including, among other things, that each selected company’s principal business is the ownership and operation of self-storage facilities.
The companies selected by Wells Fargo Securities were as follows:

•	Public Storage

•	Extra Space

•	CubeSmart

•	National Storage Affiliates Trust

Using publicly available information, Wells Fargo Securities calculated the multiple of each selected company’s trading price per share of common stock as of March 31, 2023 to the consensus equity research analysts estimates for such selected company’s projected core funds from operations per share of common stock for the years ending December 31, 2023 and December 31, 2024, respectively (referred to in this summary of Wells Fargo Securities’ opinion as the “
2023
Fully Diluted Price / Core FFO”
and “2024 Fully Diluted Price / Core FFO”, respectively
). The
~~companies selected by Wells Fargo Securities were~~
2023 Fully Diluted Price / Core FFO and 2024 Fully Diluted Price / Core FFO for each selected company are as follows:

Company	‘23 Core FFO Multiple	‘24 Core FFO Multiple
Public Storage	18.0x	17.1x
Extra Space	19.0x	18.0x
CubeSmart	17.2x	16.3x
National Storage Affiliates Trust	14.6x	14.2x
Taking into account the results of the selected public companies analysis and based on Wells Fargo Securities’ professional judgement
, Wells Fargo Securities applied a
~~Fully Diluted Price / Core FFO~~
multiple range of 16.0x to 17.5x to Life Storage’s 2023 Adjusted Core FFO per share and a multiple
range of 15.5x to 17.0x to Life Storage’s 2024 Adjusted Core FFO per share, in each case, based on the Life Storage management forecasts, which were discussed with, and approved by, the Life Storage board for use by Wells Fargo Securities in connection with its financial analyses. The selected companies analysis indicated the following implied equity value per share reference ranges for Life Storage common stock:

	Implied Equity Value Per Share
	Low	High
2023 Fully Diluted Price / Core FFO	$110.86	$121.25
2024 Fully Diluted Price / Core FFO	$121.62	$133.39
The implied equity value per share reference range was then compared to the implied per share value of the merger consideration as of March 31, 2023 of $145.82.
Life Storage Dividend Discount Analysis.
Wells Fargo Securities performed a dividend discount analysis for Life Storage for the purpose of determining an implied equity value per share for Life Storage common stock on a standalone basis. Wells Fargo Securities calculated Life Storage’s projected dividends on shares of Life Storage common stock for the period from December 31, 2023 through December 31, 2026, based on the Life Storage management forecasts, which were discussed with, and approved by, the Life Storage board for use by Wells Fargo Securities in connection with its financial analyses. Wells Fargo Securities also calculated a range of terminal values for Life Storage as of December 31, 2026 by applying a range of terminal forward multiples of 16.00x to 17.50x
, chosen by Wells Fargo Securities based on their professional judgment, to Life Storage’s Adjusted Core FFO per share for the year ending December 31, 2027 based on the Life Storage management forecasts, which were discussed with, and approved by, the Life Storage board for use by Wells Fargo Securities in connection with its financial analyses. Wells Fargo Securities then discounted the projected dividend estimates and the range of terminal values to present value as of December 31, 2022 using discount rates chosen by Wells Fargo Securities based on their professional judgment ranging from 10.00% to 11.00%.
The dividend discount analysis indicated an implied equity value per share reference range for Life Storage common stock of $131.54 to $147.09.

2.	The following supplemental disclosure replaces in its entirety the disclosure under the heading “Extra Space Financial Analyses” beginning on page 83 of the Joint Proxy Statement/Prospectus:
Extra Space Selected Public Companies Analysis.
Wells Fargo Securities reviewed certain data for selected companies with publicly traded equity securities that Wells Fargo Securities deemed relevant. None of the selected companies used in Wells Fargo Securities’ analyses is identical to Extra Space. The selected companies were selected by Wells Fargo Securities because they were deemed by Wells Fargo Securities to be similar to Extra Space in one or more respects, including, among other things, that each selected company’s principal business is the ownership and operation of self-storage facilities.
The companies selected by Wells Fargo Securities were as follows:

•	Public Storage

•	Cube Smart

•	Life Storage

•	National Storage Affiliates Trust
Using publicly available information, Wells Fargo Securities calculated the multiple of each selected company’s trading price per share of common stock as of March 31, 2023 (except for Life Storage, for which the multiple was based on the trading price as of February 3, 2023, the last trading day prior to Public Storage’s public offer) to the consensus equity research analysts estimates for such selected company’s projected core funds from operations
~~value~~
per share of common stock for the years ending December 31,
2023
and December 31, 2024, respectively
(referred to in this summary of Wells Fargo Securities’ opinion as the “2023 Fully Diluted Price / Core FFO” and “2024 Fully Diluted Price / Core FFO”, respectively)
.
~~The companies selected by Wells Fargo Securities were as follows:~~
The 2023 Fully Diluted Price / Core FFO and 2024 Fully Diluted Price / Core FFO for each selected company are as follows:

Company	’23 Core FFO Multiple	’24 Core FFO Multiple
Public Storage	18.0x	17.1x
CubeSmart	17.2x	16.3x
Life Storage , Inc.	16.1x	15.4x
National Storage Affiliates Trust	14.6x	14.2x
Taking into account the results of the selected public companies analysis and based on Wells Fargo Securities’ professional judgement
, Wells Fargo Securities applied a
~~Fully Diluted Price / Core FFO~~
multiple range of 16.5x to 18.5x to Extra Space’s 2023
Adjusted Core FFO
~~projected core funds from operations~~
per share and a
multiple
range of 15.5x to 17.5x to Extra Space’s 2024
~~projected core funds from operations~~
Adjusted Core FFO
per share, in each case, based on the Extra Space forecasts, which were discussed with, and approved by, the Life Storage board for use by Wells Fargo Securities in connection with its financial analyses. The selected companies analysis indicated the following implied equity value per share reference ranges for Extra Space common stock:

	Implied Equity Value Per Share
	Low	High
2023 Fully Diluted Price / Core FFO	$139.62	$156.54
2024 Fully Diluted Price / Core FFO	$145.16	$163.89
The implied equity value per share reference range was then compared to the closing per share value of the Extra Space share price as of March 31, 2023 of $162.93.
Extra Space Dividend Discount Analysis.
Wells Fargo Securities performed a dividend discount analysis for Extra Space for the purpose of determining an implied equity value per share for Extra Space common stock on a standalone basis. Wells Fargo Securities calculated Extra Space’s projected dividends on shares of Extra Space common stock for the period from December 31, 2023 through December 31, 2026, based on the Extra Space forecasts, which were discussed with, and approved by, the Life Storage board for use by Wells Fargo Securities in connection with its financial analyses. Wells Fargo Securities also calculated a range of terminal values for Extra Space as of December 31, 2026 by applying a range of terminal forward multiples of 17.0x to 19.0x
, chosen by Wells Fargo Securities based on their professional judgment, to Extra Space’s projected core funds from operations per share for the year ending December 31, 2027 based on the Extra Space forecasts, which were discussed with, and approved by, the Life Storage board for use by Wells Fargo Securities in connection with its financial analyses. Wells Fargo Securities then discounted the projected dividend estimates and the range of the terminal values to present value as of December 31, 2022 using discount rates chosen by Wells Fargo Securities based on their professional judgment ranging from 10.00% to 11.00%. The dividend discount analysis indicated an implied equity value per share reference range for Extra Space common stock of $154.70 to $176.03.

3.	The following supplemental disclosure replaces in its entirety the third full paragraph on page 85 of the Joint Proxy Statement/Prospectus:
Combined Company Pro Forma Dividend Discount Analysis-based Illustrative Value Creation Analysis.
Wells Fargo Securities conducted an analysis of the pro forma value creation, based on the Extra Space forecasts and Life Storage management forecasts and taking into account the Synergies, estimates of transaction expenses in connection with the mergers and assumptions regarding financing of the Combined Company following the closing of the mergers, in each case, provided by the managements of Life Storage and Extra Space (collectively, the “pro forma projections,” which were discussed with, and approved by, the Life Storage board for use by Wells Fargo Securities in connection with its financial analyses), to the holders of Life Storage common stock. Wells Fargo Securities performed a pro forma dividend discount analysis for the Combined Company for the purpose of determining an implied pro forma equity value per share for the Combined Company common stock. Wells Fargo Securities calculated the Combined Company’s projected dividends on shares of Combined Company common stock for the period from December 31, 2023 through December 31, 2026, based on the pro forma projections. Wells Fargo Securities also calculated a range of terminal values for the Combined Company as of December 31, 2026 by applying a range of terminal forward multiples of 17.0x to 19.0x
, chosen by Wells Fargo Securities based on their professional judgment, to the Combined Company’s projected core funds from operations per share for the year ending December 31, 2027 based on the pro forma projections, which were discussed with, and approved by, the Life Storage board for use by Wells Fargo Securities in connection with its financial analyses. Wells Fargo Securities then discounted the projected dividend estimates and the range of the terminal values to present value as of December 31, 2022 using discount rates chosen by Wells Fargo Securities based on their professional judgment ranging from 9.50% to 10.50%.
The section of the Joint Proxy Statement/Prospectus entitled “The Mergers—Certain Life Storage Unaudited Prospective Financial Information” is amended and supplemented as follows:

1.	The following supplemental disclosure replaces in its entirety the disclosure under the heading “Life Storage Management Forecasts” beginning on page 101 of the Joint Proxy Statement/Prospectus:
The following table presents a summary of the Life Storage management forecasts for fiscal years 2023 through 2027 for Life Storage on a standalone basis (amounts may reflect rounding), which Life Storage management provided to its financial advisors for purposes of their respective financial analysis as well as to Extra Space management and its financial advisor.

	Year Ending December 31,
(in millions, except per share data)	2023E	2024E	2025E	2026E	2027E
Same Store Revenue	881	923	964	1,003	1,043
Same Store Operating Expenses	(243)	(247)	(254)	(262)	(270)
Same Store Storage Rental NOI	638	675	710	$740	772
Non-Same Store Storage Rental NOI	86	133	190	258	338

Total Consolidated Storage Rental NOI (1)	$724	$808	$899	$998	$1,111
Tenant Insurance NOI	47	49	49	50	50
Property Management Fees	29	35	40	47	54
Warehouse Anywhere Income	1	4	4	5	5
Miscellaneous NOI	(3)	(3)	(2)	(2)	(1)

Total Ancillary Business NOI (2)	$74	$85	$92	$100	$108
FFO from Storage Joint Ventures	20	24	29	32	35
FFO from Bridge Loan Joint Venture	1	3	7	12	18

Total Income from Joint Ventures (3)	$21	$28	$36	$44	$53

EBITDA (4)	$742	$838	$939	$1,048	$1,173
Unlevered Free Cash Flow (5)	$325	$265	$164	$60	$17
General and Administrative Expense	(78)	(82)	(87)	(93)	(100)
Interest Expense	(136)	(153)	(168)	(209)	(224)
Other Expenses	(2)	(2)	(2)	(2)	(2)

Core FFO (6)	$604	$684	$769	$837	$947
Core FFO per share (7)	$6.95	$7.87	$8.82	$9.51	$10.68
Adjusted Core FFO per share (8)	$6.93	$7.85	$8.80	$9.52	$10.78
Dividend per share and unit (9)	$4.80	$5.33	$5.86	$6.23	$6.84

(1)
Total Consolidated Storage Rental NOI is
a non-GAAP financial
measure that is defined by Life Storage as total continuing revenues from Life Storage’s storage rental business less continuing property operating expenses for Life Storage’s storage rental business. NOI also can be calculated by adding back to net income: interest expense, impairment and casualty losses, operating lease expenses, depreciation and amortization expense, any losses on sale of real estate, acquisition related costs, general and administrative expense, and deducting from net income: income from discontinued operations, interest income, any gains on sale of real estate, and equity in income of joint ventures.

(2)
Total Ancillary Business NOI is a
non-GAAP
financial measure that is defined by Life Storage as total continuing revenues from Life Storage’s businesses other than its storage rental business less continuing operating expenses for such businesses.

(3)	Total Income from Joint Ventures is a non-GAAP financial measure that comprises FFO from Life Storage’s storage related joint ventures and FFO from Life Storage’s bridge loan joint ventures.
(4)
EBITDA is a
non-GAAP
financial measure that is defined by Life Storage as Total Consolidated Storage Rental NOI plus Total Ancillary Business NOI plus Total Income from Joint Ventures, less general and administrative expenses.

(5)
Unlevered Free Cash Flow is a
non-GAAP
financial measure that is defined by Life Storage as EBITDA less capital expenditures, less property acquisitions, less investments in joint ventures, plus proceeds from the sale of properties.

(6)
Core FFO is a
non-GAAP
financial measure computed as FFO adjusted for certain items that can create earnings volatility and do not directly relate to Life Storage’s core business operations. The adjustments include gains or losses on the sale of land, gains or losses on the sale of non-real
estate assets, uninsured damages and customer reinsurance claims, acquisition fees, costs related to officers’ retirements, board changes and other proxy related expenses, lawsuit settlements and make-whole payments on repaid debt. FFO is a non-GAAP
financial measure computed in accordance with standards established by the National Association of Real Estate Investment Trusts (referred to in this section as “NAREIT”). It is calculated as net income attributable to common shareholders computed in accordance with GAAP, excluding gains or losses on sales of properties, plus impairment of real estate assets, plus depreciation and amortization and after adjustments to record unconsolidated partnerships and joint ventures on the same basis. Life Storage’s computation of Core FFO differs from NAREIT’s definition of FFO and may not be comparable to that of other REITs and real estate companies.

(7)
Core FFO per share is defined by Life Storage as Core FFO divided by the number of fully diluted shares of Life Storage common stock, including the number of shares of Life Storage common stock issued and outstanding, the number of Life Storage OP preferred units outstanding, and other dilutive equity equivalents including unvested share awards.

(8)
Adjusted Core FFO per share is defined as Core FFO per share calculated assuming conversion of Life Storage OP preferred units as of March 30, 2023 and including the impact of unvested share awards that would vest upon a change of control.

(9)
Based on the number of fully diluted shares of Life Storage common stock, including the number of shares of Life Storage common stock issued and outstanding, the number of Life Storage OP common units outstanding, the number of Life Storage OP preferred units outstanding, and other dilutive equity equivalents including unvested share awards that would vest upon a change of control.

FORWARD-LOOKING STATEMENTS
The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Life Storage and Extra Space operate as well as beliefs and assumptions of Life Storage and Extra Space. Such statements involve uncertainties that could significantly impact Life Storage’s or Extra Space’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates,” including variations of such words and similar expressions, are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Life Storage or Extra Space expects or anticipates will occur in the future — including statements relating to any possible transaction between Life Storage and Extra Space, acquisition and development activity, disposition activity, general conditions in the geographic areas where Life Storage or Extra Space operate, and Life Storage’s and Extra Space’s respective debt, capital structure and financial position — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Life Storage and Extra Space believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither Life Storage nor Extra Space can give assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Life Storage’s and Extra Space’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (iii) risks related to diverting the attention of Life Storage and Extra Space management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that Life Storage’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of Life Storage and Extra Space to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the Extra Space common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; (xii) national, international, regional and local economic and political climates and conditions; (xiii) changes in global financial markets and interest rates; (xiv) increased or unanticipated competition for Life Storage’s or Extra Space’s properties; (xv) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xvi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xvii) availability of financing and capital, the levels of debt that Life Storage and Extra Space maintain and their credit ratings; (xviii) environmental uncertainties, including risks of natural disasters; (xix) risks related to the coronavirus pandemic; and (xx) those additional factors discussed under Part I, Item 1A. Risk Factors in Life Storage’s and Extra Space’s respective Annual Reports on Form
10-K
for the year ended December 31, 2022 and Quarterly Reports on Form
10-Q
for the quarter ended March 31, 2023, as well as the other risks described in their respective filings. Neither Life Storage nor Extra Space undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.
Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed merger, on May 23, 2023, Extra Space filed with the SEC a registration statement on Form
S-4,
which includes a document that serves as a prospectus of Extra Space and a joint proxy statement of Extra Space and Life Storage (the “joint proxy statement/prospectus”). Each party also plans to file other relevant documents with the SEC regarding the proposed transaction. The Form
S-4
became effective on June 6, 2023. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT

THE PROPOSED TRANSACTION. Extra Space and Life Storage commenced mailing the definitive joint proxy statement/prospectus to stockholders on or about June 7, 2023. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Extra Space and Life Storage with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Extra Space with the SEC are available free of charge on Extra Space’s website at www.extraspace.com or by contacting Extra Space’s Investor Relations at info@extraspace.com. Copies of the documents filed by Life Storage with the SEC are available free of charge on Life Storage’s website at www.lifestorage.com or by contacting Life Storage’s Investor Relations at (716)
633-1850
or bmaedl@lifestorage.com.
Participants in the Solicitation
Life Storage and Extra Space and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about directors and executive officers of Life Storage is available in the Life Storage proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 13, 2023. Information about directors and executive officers of Extra Space is available in the Extra Space proxy statement for its 2023 Annual Meeting, which was filed with the SEC on April 4, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from Life Storage and Extra Space as indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2023	LIFE STORAGE, INC.

	By:	/s/ Joseph V. Saffire
Name: Joseph V. Saffire
Title: Chief Executive Officer

Dated: July 11, 2023	LIFE STORAGE LP

	By:	/s/ Joseph V. Saffire
Name: Joseph V. Saffire
Title: Chief Executive Officer